BBH TRUST

BBH Money Market Fund
Regular shares (“BBMXX”)
Institutional Shares (“BBSXX”)

SUPPLEMENT DATED JANUARY 27, 2016
TO THE PROSPECTUS
DATED OCTOBER 30, 2015

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

In connection with the amendments adopted by the U.S. Securities and Exchange Commission to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, the BBH Money Market Fund (the “Fund”) intends to operate as a “government money market fund” effective on or about the date provided below.  The Fund will also change its name at that time.

Old Name	New Name	Anticipated Effective Date
BBH Money Market Fund	BBH U.S. Government Money Market Fund	April 1, 2016

As a government money market fund, the Fund will be allowed to continue to transact at a constant net asset value.  To qualify as a government money market fund, the Fund must invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or U.S. government securities).  Accordingly, the Fund will adopt a new investment policy requiring the Fund to invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities.

Please note that the Fund’s current investment strategy permits the intended investments of the U.S. government money market fund strategy.  As a result, in order to keep transaction costs to a minimum, the Fund will gradually transition its portfolio holdings from its current investment strategy to its new investment strategy and may be invested in accordance with its new investment strategy before the actual effective date of the Fund’s transition.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.